UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2004

                                      WYETH
             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code:  973-660-5000



                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The United Kingdom's Medicine and Healthcare products Regulatory Agency ("MHRA") has informed Wyeth that it is imposing interim product labeling changes for Wyeth's EFEXOR and EFEXOR XL products in the United Kingdom. The MHRA has indicated that the interim labeling for these products in the United Kingdom will state that: initiation of treatment should be restricted to specialist care with starting doses limited to 75mg; the products are indicated for moderate to severe patients; a baseline ECG is recommended for new patients; and the products are contraindicated in patients with preexisting cardiovascular disease. Additional information is available on the MHRA's Internet website at www.mhra.gov.uk.

Wyeth intends to challenge the MHRA's action. Wyeth also will be communicating with regulatory bodies worldwide regarding these matters. Wyeth's press release responding to the MHRA's action is attached hereto as Exhibit 99 and incorporated into this Item 8.01 by reference.

Wyeth's sales of EFEXOR and EFEXOR XL in the United Kingdom were approximately $132 million in 2003 and $128 million for the first nine months of 2004. The Company believes it is premature to assess the impact of the MHRA's action on sales of its EFEXOR / EFFEXOR brand, although the impact could be material in the United Kingdom and possibly in the balance of the world. The impact will depend upon a number of risks and uncertainties, including possible disagreements regarding the interpretation of the relevant medical and scientific data, the reaction of the medical community and patients to the MHRA's action and Wyeth's response, the outcome of Wyeth's challenge, any actions taken by regulatory agencies outside the United Kingdom, any adverse political response or media coverage, any related litigation such as product liability suits, and other risks and uncertainties, including those detailed from time to time in the Company's periodic reports, including current reports on Form 8-K, quarterly reports on Form 10-Q and the annual report on Form 10-K, filed with the Securities and Exchange Commission.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.


Exhibit No. Description

 (99)       Wyeth Press Release, dated December 6, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 6, 2004       WYETH

                                 By:       /s/ Lawrence V. Stein
                                 ---------------------------------------------
                                 Name:    Lawrence V. Stein
                                 Title:   Senior Vice President and
                                          General Counsel

                                  Exhibit Index


Exhibit No. Description

 (99)       Wyeth Press Release, dated December 6, 2004.